Exhibit 10.1

[PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED ARE MARKED WITH “[***].” A COPY OF THIS EXHIBIT WITH ALL SECTIONS INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

FDBU-BMT Commercial Supply Agreement

COMMERCIAL SUPPLY AGREEMENT

This Commercial Supply Agreement dated March 29, 2016 (this “Agreement”) between BioMimetic Therapeutics, LLC (“Sponsor”), a Delaware limited liability company, with offices 389 Nichol Mill Lane, Franklin, TN 37067 and FUJIFILM Diosynth Biotechnologies U.S.A., Inc., a Delaware corporation (“Fujifilm”), having its principal place of business at 101 J. Morris Commons Lane, Morrisville, NC 27560, (each a “Party”, collectively, the “Parties”).

WHEREAS, Sponsor and Fujifilm entered into a Master Bioprocessing Services Agreement dated [***] that was or may be subsequently amended with change orders (“MBSA”), pursuant to which Fujifilm agreed to perform certain process development services including process validation and Conformance Campaign (as defined below) with respect to the material known as rhPDGF-BB on behalf of Sponsor;

WHEREAS, Sponsor wants Fujifilm to Manufacture (as defined below) in accordance with the terms of this Agreement the Drug Substance (as defined below), for routine commercial supply of the Drug Product (as “Drug Product” is defined below); and

WHEREAS, Fujifilm wants to Manufacture the Drug Substance.

Now, therefore, in consideration of the above statements, which form part of this Agreement, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

Definitions:

“Affiliate” shall mean in relation to either Party, any corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with such Party and “control” shall mean the legal power to direct or cause the direction of the general management and policies of such entity whether through the ownership of at least 50% of voting securities or capital stock of such business entity or any other comparable equity or ownership interest with respect to a business entity other than a corporation.

“Agreement” shall have the meaning set forth in the preamble.

“Annual Program Fee” shall mean the annual fee paid for Process Surveillance and Regulatory Support as specified in Sections 3(b) and 3(c) and disposal fees, as set forth in Attachment 1. The Annual Program Fee does not include non-routine activities, such as pre-approval inspections, mock inspections and other efforts needed to prepare for pre-approval inspections.

“Assumptions” shall have the meaning set forth in Section 11(a).

“Batch” shall mean a Drug Substance Batch.

“Batch Packet” shall mean the package of relevant documentation, including, but not limited to, production records, in-process and release testing, and QA lot release documents, to be transferred to Sponsor in relation to a Drug Substance Batch as detailed in Attachment A to the Quality Agreement.

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FDBU-BMT Commercial Supply Agreement

“Batch Price” shall mean the Manufacturing Price plus the price of Process Consumables Category A and B used in the Manufacture of a Drug Substance Batch.

“Binding Order” shall mean a non-cancellable order(s) of a specified number of Batches to be delivered to Sponsor (and Sponsor’s Commercial Partner, if applicable) by Fujifilm in accordance with Section 16, which order shall be submitted to Fujifilm according to the process specified in Section 4.

“Biologics License Application” or “BLA” shall mean Sponsor’s request for permission to introduce, or deliver for introduction a biologic product into commerce under 21 CFR 601.2, 21 CFR 211 and equivalent non-US regulations. Sponsor is the applicant and subsequent Holder of the Registration Documents (i.e. BLA or equivalent non-US regulatory documents) for Drug Substance.

“Campaign” shall mean the Manufacture of an Intermediate Batch or Drug Substance Batch or a series of Intermediate Batches or Drug Substance Batches.

“Campaign Fee” shall mean together the Campaign Report Fee and the Resin Price.

“Campaign Report Fee” shall mean the price of campaign summary reports specified in Attachment 1 that is invoiced per each campaign as part of the Campaign Fee.

“cGMP” shall mean current Good Manufacturing Practice pursuant to (a) the U.S. Federal Food, Drug and Cosmetics Act as amended (21 USC 301 et seq), (b) U.S. regulations in Title 21 of the US Code of Federal Regulations Parts 210, 211, 600 and 610, (c) the EC Guide to Good Manufacturing Practices for Medicinal Products v.4, including relevant sections of DIR 2003/94/EC, and (d) International Conference of Harmonization (ICH) Guidance for Industry Q7 Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients.

“Change Order” shall have the meaning set forth in Section 11(b).

“Claim” shall have the meaning set forth in Section 19.

“Confidential Information” shall have the meaning set forth in Section 12(d).

“Conformance Campaign” shall mean the manufacturing campaign at Fujifilm to be performed in 2016 under the MBSA and the associated Scope of Work #1 under the MBSA.

“Downstream Campaign” shall mean a Manufacturing campaign to produce Drug Substance from Intermediate.

“Drug Product” shall mean the filled and finished final dosage form of Drug Substance together with other active or inactive ingredients intended for commercial or clinical use.

“Drug Substance” shall mean [***] derived recombinant human platelet derived growth factor B-homodimer, rhPDGF-BB purified from Intermediate.

“Drug Substance Batch” shall mean Drug Substance derived from [***] fermentation runs of Intermediate at [***] working volume scale producing [***] Intermediate Batches resulting in [***] of purified Drug Substance.

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FDBU-BMT Commercial Supply Agreement

“Drug Substance Batch Price” shall mean the portion of the Batch Price allocated to the Manufacturing of the Drug Substance Batch from Intermediate. The price of one (1) Drug Substance Batch shall be [***] of the Batch Price.

“Drug Substance Manufacturing Campaign” shall mean a manufacturing campaign to produce Drug Substance from Intermediate

“Drug Substance Invention” shall have the meaning set forth in Section 13(a).

“Drug Substance Specifications” shall mean the specifications agreed by the parties for the Drug Substance pursuant to the Quality Agreement and attached to the Quality Agreement.

“Extension Term” shall have the meaning set forth in Section 24(a).

“Facility” or “Facilities” shall mean, collectively or individually, the GMP Facility, Fujifilm’s process development laboratories and Fujifilm’s administrative building located at 101 J. Morris Commons Lane, Morrisville, North Carolina 27560.

“FDA” shall mean the United Stated Food and Drug Administration.

“Force Majeure” shall mean any cause beyond the reasonable control of the non-performing party which for the avoidance of doubt and without prejudice to the generality of the foregoing shall include governmental actions, war, riots, terrorism, civil commotion, fire, flood, epidemic, labour disputes (excluding labour disputes involving the work force or any part thereof of the party in question), restraints or delays affecting shipping or carriers, currency restrictions, and act of God, but shall not include failure of Drug Product in clinical trials or failure of Drug Product to gain regulatory approval or the negligence or intentional misconduct of the non-performing party.

“[***] Eluate” shall mean the Intermediate Batch produced from [***] fermentations followed by capture on a [***] column and eluation from that column.

“Fujifilm Confidential Information” shall have the meaning set forth in Section 12(b).

“Fujifilm Factor” shall mean (i) [***], or (ii) [***], (iii) [***], or (iv) [***] specified in process documentation.

“Fujifilm Group” shall have the meaning set forth in Section 19(b).

“GMP Facility” shall mean Fujifilm’s manufacturing plant located at 6051 George Watts Hill Drive, Durham, North Carolina 27709.

“Indemnified Party” shall have the meaning set forth in Section 19(c).

“Indemnity Claim” shall have the meaning set forth in Section 19(c).

“Initial Term” shall have the meaning set forth in Section 24(a).

“Intermediate” shall mean [***] eluate Manufactured in the GMP Facility.

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FDBU-BMT Commercial Supply Agreement

“Intermediate Batch” shall mean [***] eluate Manufactured in the GMP Facility from [***] working volume fermentations. [***] Intermediate Batches are used to Manufacture [***] Drug Substance Batch.

“Intermediate Batch Price” shall mean the portion of the Batch Price allocated to the Manufacturing of the Intermediate Batches used in the Manufacture of such Drug Substance Batch. The price of one (1) Intermediate Batch shall be [***] of the Batch Price.

“Intermediate Manufacturing Campaign” shall mean a manufacturing campaign to produce Intermediate

“Joint Steering Committee” shall have the meaning set forth in Section 26(a).

“Key Manufacturing Assumptions” shall have the meaning set forth in Section 11(a).

“Loss” shall have the meaning set forth in Section 19(a).

“Manufacture” shall mean the manufacture of Intermediate and Drug Substance by Fujifilm and related activities, such as quality assurance, quality control and testing.

“Manufacturing Price” shall mean the price for Manufacture of a Drug Substance, as set forth in Attachment 1.

“Maximum Annual Order” shall mean the maximum number of Batches that Fujifilm shall be obligated to Manufacture in a calendar year for Sponsor and its Commercial Partners, as further defined in Section 4(b).

“Minimum Annual Order” shall mean the minimum number of Batches that Sponsor and its Commercial Partners together shall be obligated to purchase and Fujifilm shall be obligated to Manufacture in a calendar year pursuant to Binding Orders, as determined according to Section 4(b).

“Minimum Order Quantity” shall mean the minimum number of Batches that Sponsor and its Commercial Partners shall be obligated to purchase under a Binding Order and Fujifilm shall be obligated to Manufacture pursuant to a Binding Order(s) from Sponsor and its Commercial Partners, as determined according to Section 4(b).

“Modification” shall have the meaning set forth in Section 11(b).

“[***] Batch” shall mean a Drug Substance batch which: (i) has [***] produced in accordance with [***]; (ii) does [***] the Drug Substance [***]; or (iii) does [***] the requirements outlined in the [***] in writing by [***].

“Party” or “Parties” shall have the meaning set forth in the preamble.

“Process Consumables” shall mean materials consumed during the Manufacture of Intermediate and Drug Substance. For purpose of this Agreement, this definition includes, but is not limited to, [***].

“Process Consumables Category A” shall mean Process Consumables which are part of Fujifilm’s common stock.

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FDBU-BMT Commercial Supply Agreement

“Process Consumables Category B” shall mean Process Consumables which can only be sourced from one vendor, the list of which is included in Attachment 2.

“Process Consumables Category C” shall mean resins, the list of which is included in Agreement 2.

“Process Consumables Price” shall mean the price for Process Consumables Category A and Process Consumables Category B used in the Manufacture of such Drug Substance Batch including a [***] fee for [***] of such Process Consumables.

“Process Invention” shall have the meaning set forth in Section 13(a).

“Program” shall mean the Manufacturing services to be performed under this Agreement.

“Purchase Order” shall mean a purchase order(s) issued by Sponsor and/or Sponsor’s Commercial Partner against then current Drug Substance Binding Order

“Quality Agreement” shall mean the commercial quality agreement that Parties shall enter into no later than [***], which may be amended from time to time, and which shall contain essentially the same terms, when applicable, as the Quality Agreement signed on [***].

“Registration Documents” shall mean any and all Regulatory Authority approvals necessary for the distribution, import, storage or handling of the Drug Product and the manufacturing, import, marketing, distribution and sale of the Drug Product as labeled, packaged and presented for sale to the health care trade.

“Regulatory Authority” shall mean any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the Manufacture, production, use or storage, transport, clinical testing, marketing, pricing or sale of Drug Substance in the United States, Canada, European Union, and Australia, including FDA, or any successor agency or authority thereto, and the European Medicines Agency, or any successor agency or authority thereto or any such foreign regulatory body that has adopted equivalent regulations for the Manufacture, production, use, storage, transport, clinical testing, marketing, pricing or sale of Drug Substance as the United States and/or the European Union. This definition may be expanded to other regulatory authorities upon mutual written agreement.

“Reservation Fee” shall have the meaning set forth in Section 9(a).

“Resin Price” shall mean the price for Process Consumables Category C including a [***] fee for handling, storage and testing of such Process Consumables.

“Safety Stock” shall have the meaning set forth in Section 8(b).

“Specifications” shall mean the specifications agreed by the parties for the Product pursuant to the Quality Agreement.

“Sponsor” shall have the meaning set forth in the preamble.

“Sponsor’s Commercial Partners” shall have the meaning set forth in Section 2. Attachment 4 lists Sponsor’s Commercial Partners.

“Sponsor’s Confidential Information” shall have the meaning set forth in Section 12(a).

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FDBU-BMT Commercial Supply Agreement

“Sponsor Deliverables” shall mean the reference standard materials and Starting Material

“Starting Material” shall mean the vials of [***] working cell banks.

“Upstream Campaign” shall mean a Manufacturing Campaign to produce Intermediate.

Section 1

Relation to Quality Agreement

Terms defined in this Agreement shall have the same meaning when used in the Quality Agreement. In the event of any conflict between this Agreement and the Quality Agreement, the terms of this Agreement shall have precedence, except with respect to matters of quality and regulatory, in which case the terms of the Quality Agreement shall govern.

Section 2

Biologic License Application and Sponsor’s Commercial Partners

The Parties acknowledge and agree that Sponsor intends to be the Registration Document (i.e. BLA, EMA, etc.) holder for Drug Product in all territories where such Drug Product will be sold by Sponsor, Sponsor’s Commercial Partners, and Other Recipients of Drug Substance (as defined below and listed in Attachment 4.) Furthermore, the Parties acknowledge that Sponsor is in contractual agreements, or may enter into contractual agreements during the Term, with third parties, including without limitation, [***] and [***] (collectively, “Recipients of Drug Substance”), as listed in Attachment 4 that can be amended from time to time by mutual agreement of Parties, that may introduce Drug Product into commerce under Sponsor’s Registration Documents (i.e. BLA, EMA, etc.). If agreed in writing by Sponsor by amending Attachment 4, Fujifilm may enter into separate commercial supply agreements with selected Recipients of Drug Substance designated in Attachment 4 as Sponsor’s Commercial Partners (“Sponsor’s Commercial Partners”), subject to Section 3 e) below in all respects.

Section 3

Manufacture of Product

a)	Manufacture of Drug Substance. Fujifilm will Manufacture the Drug Substance under Sponsor’s BLA exclusively for Sponsor and Sponsor’s Commercial Partners at the GMP Facility, based on Binding Orders submitted by Sponsor, in accordance with the terms and conditions of this Agreement, the Quality Agreement and cGMP.

b)	Process Surveillance. Fujifilm will perform process surveillance on all Batches Manufactured under this Agreement, which will include the surveillance listed below in addition to any surveillance detailed in the Quality Agreement:

I.	Trending process yield and release testing data in accordance with the mutually agreed process surveillance plan, including per [***];

II.	Statistical analysis of surveillance parameters at the end of each [***] once a minimum of [***] are available;

III.	Preparation of surveillance parameter data report after [***] of each [***]; and

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FDBU-BMT Commercial Supply Agreement

IV.	Trend analysis across all [***] in the previous year in support of the Annual Planning Meeting.

c)	Regulatory Support. Fujifilm will provide routine regulatory support to Sponsor for the Program directly related to Drug Substance at Sponsor’s request that will include:

I.	Review and comment on the initial and the routine [***];

II.	Support of [***] and responses to any [***];

III.	Updates to [***]; and

IV.	Site [***].

Any additional regulatory support, including without limitation support of any regulatory submissions outside of the United States, [***], which exceeds reasonable expectations of the Parties established upon Agreement execution, will be mutually agreed upon by the parties and provided by Fujifilm based on a Change Order or separate agreement.

d)	Sponsor Obligations. Sponsor shall:

I.	Perform its obligations as set forth in this Agreement and the Quality Agreement.

II.	Support and cooperate with the execution of the Program and each Binding Order.

III.	Not engage in any negligent act or omission, which may reasonably be expected to prevent or delay the successful execution of the Program.

e)	[***].

Section 4

Ordering; Annual Planning Meetings; Scheduling

a)	Intermediate Safety Stock. Fujifilm shall establish and carry a Safety Stock of Intermediate sufficient to Manufacture one (1) Batch of Drug Substance. Sponsor may specify higher level of Intermediate Safety Stock. The safety stock of Intermediate shall be established during the [***]. The Intermediate from the safety stock shall be utilized in the [***] Drug Substance Manufacturing Campaign and shall be continuously replenished with new Batches from Intermediate Manufacturing Campaigns. The cost of Intermediate Safety Stock shall be [***]. A [***] for establishing or increasing Intermediate Safety Stock shall be delivered to Fujifilm by Sponsor no later than [***] of the year preceding the establishment or increase in Intermediate Safety Stock.

b)	Minimum and Maximum Annual Orders

I.	Fujifilm, Sponsor, and its Commercial Partners shall [***] on a Minimum Annual Order and a Maximum Annual Order during a calendar year. The Minimum and the Maximum Annual Orders shall be [***] during Annual Planning Meetings to ensure they meet then current forecast and if adjustments are required, new limits for Minimum Annual Orders and/or Maximum Annual Orders, as applicable, shall be [***] and recorded in an Agreement addendum.

II.	The Minimum Order Quantity shall be [***] Batches

III.	The initial Minimum Annual Order shall be [***] Batches

IV.	The initial Maximum Annual Order shall be [***] Batches

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FDBU-BMT Commercial Supply Agreement

c)	Manufacturing Campaigns in 2017 and 2018.

I.	Sponsor intends to apply for a manufacturing site transfer for the BLA (“Site Transfer Approval”) in 2016 and expects a preapproval inspection in 2018 with routine commercial supply starting in 2019. Parties agree that Fujifilm shall maintain [***] following the Conformance Campaign and prior to initiation of routine commercial supply, as follows:

a)	During the calendar year 2017, and in case of delays in the application for market authorization (“Application Delay”) during any of the following years of such delay, Fujifilm shall execute one Drug Substance Manufacturing Campaign consisting of [***] including [***] (collectively, an “Engineering Run”.) The purpose of the Engineering Run will be to maintain staff training and test manufacturing readiness of equipment and facilities. The Engineering Run(s) will be performed using GMP documentation and will include in-process and Product testing in Quality Control laboratories, but will [***]. The product from the Engineering Run(s) will not be suitable for human use. The Engineering Run(s) will [***]. Sponsor and Fujifilm may agree to implement Process changes and/or improvements during the Engineering Run(s). The Parties shall agree on a Change Order in accordance with Section 11 below prior to implementation of any such changes or improvements and Sponsor shall carry the regulatory and financial risk resulting from such implementation.

b)	During the calendar year 2018, or in the case of Application Delay during the year when a preapproval inspection is scheduled, Fujifilm shall execute a cGMP manufacturing campaign consisting of at least [***] Batches (“cGMP Manufacturing Campaign”), providing that Fujifilm shall make a commercially reasonable effort to execute the cGMP Manufacturing Campaign to coincide with the regulatory preapproval-inspection. If more Batches are required, Sponsor and Fujifilm shall agree on the number and timing of such Batches in a Change Order. The Drug Substance resulting from the cGMP Manufacturing Campaigns will comply with [***] of this Agreement.

d)	Annual Planning Process

I.	Fujifilm, Sponsor and Sponsor’s Commercial Partners shall meet at least once a year, no later than [***] and then no later than [***] of each of the following years of the Term for an Annual Planning Meeting to:

a.	align [***] for the following calendar year.

b.	agree on the [***] for the following calendar year.

c.	create a [***] that reflects the [***] at least one [***].

d.	agree on [***]

e.	agree on the [***]

f.	agree on [***] in accordance with the [***].

II.	After completion of the manufacturing campaign for any given year, Sponsor and the Commercial Partners will meet to review [***] of Drug Substance produced and [***] of Drug Substance [***], following the methodology in Attachment 3.

e)	Product Rolling Forecast.

I.	Before the end of the first month of each quarter, Sponsor and the Sponsor’s Commercial Partners shall provide Fujifilm an updated [***] rolling manufacturing forecast (“Rolling Manufacturing Forecast”) that includes both the [***], starting with the following quarter and a long term forecast (“Long Term Forecast”) for months [***]. Except for the [***] Forecast (hereinafter defined), the Rolling Manufacturing Forecasts will not be binding on Sponsor.

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FDBU-BMT Commercial Supply Agreement

II.	Sponsor and the Sponsor’s Commercial Partners shall provide Fujifilm with the first Rolling Manufacturing Forecast no later than [***].

III.	The Rolling Manufacturing Forecast shall be constructed in such a way that the increase or decrease in the number of required Batches from one calendar year to the next calendar year does not exceed [***], rounded up in case of an increase or rounded down in case of a decrease. A forecast that does not meet such criteria shall not be binding to Fujifilm, unless accepted in writing. If Fujifilm does not accept the forecast, Parties shall meet to negotiate a forecast that is acceptable to both Parties.

IV.	Subject to Section 4(e)(III), the Rolling Manufacturing Forecast provided in the fourth quarter of a calendar year (each a “[***] Forecast”) shall become an order for the next [***] with the order periods as follows:

a.	Binding Period. Months [***] of each [***] Forecast shall become the Binding Order for the next [***].

b.	[***]. Months [***] of each [***] Forecast shall be [***] as follows: Except for the First Binding Period (hereinafter defined), for which this Section 4.e) IV.b. does not apply, the forecast for the Binding Period included in each subsequent [***] Forecast will be at least [***] (rounded up) of the amount forecasted for the [***] in the immediately preceding [***] Forecast (or the Minimum Annual Order, whichever is greater) but no more than [***] (rounded down) of the amount forecasted for the [***] in the immediately preceding [***] Forecast (or the Maximum Annual Order, whichever is less).

c.	Long Term Forecast Period spanning the months [***] shall be used for long term planning only and shall not be binding on any Party

d.	A Purchase Order(s) reflecting the Binding Order for the next [***] shall be delivered to Fujifilm by Sponsor and Sponsor’s Commercial Partner no later than [***] of the year preceding the Binding Period.

f)	First Binding Period.

I.	The first Binding Period shall be the calendar year 2019, or in case of delay in the Site Transfer Approval, the first calendar year following the Site Transfer Approval (“First Binding Period”).

II.	Sponsor shall submit a Purchase Order for the First Binding Period according to Section 4(e) no later than [***] or [***] of the year of Site Transfer Approval.

III.	During the First Binding Period and each subsequent Binding Period Fujifilm shall:

a.	Manufacture the Drug Substance Batches specified in the applicable [***] and resulting Purchase Order.

b.	Establish an Intermediate Safety Stock according to Section 4(a).

g)	Change within Binding Period

•	If the Sponsor or the Sponsor’s Commercial Partners request increase of number of Batches within a Binding Period Fujifilm shall [***]. Within [***] business days after receiving information from Fujifilm that they can add to the Binding Order, Sponsor and/or Sponsor’s Commercial Partner, as applicable, shall issue a Purchase Order for such number of Batches. The payments for the additional Batches shall follow the procedure in [***]. Such additional Batches shall become part of the Binding Order for the Binding Period and shall be purchased by Sponsor at the same [***].

h)	Scheduling.

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FDBU-BMT Commercial Supply Agreement

I.	Within [***] following the Annual Planning Meeting, Fujifilm shall confirm the preliminary manufacturing schedule, or propose an alternative schedule that takes into account [***], and shall provide Sponsor with [***].

II.	Fujifilm shall promptly inform Sponsor of any material changes in the [***].

i)	Orders Before First Binding Period. Fujifilm agrees to use commercially reasonable efforts to Manufacture Drug Substance which may be ordered by Sponsor after the Site Transfer Approval but before the First Binding Period, if any.

Section 5

Sponsor Deliverables

a)	Timely Provision. Sponsor shall provide Sponsor Deliverables to Fujifilm on a timely basis. Sponsor will be solely responsible (as between Sponsor and Sponsor’s Commercial Partners) to timely provide Fujifilm with adequate supply of Starting Material. The Starting Material will meet the necessary quantity and quality requirements for Fujifilm to Manufacture the Intermediate and Drug Substance for Sponsor and Sponsor’s Commercial Partners. Failure by Sponsor to provide Sponsor Deliverables, including appropriate amounts of Starting Material as required for Manufacturing under Binding Orders plus appropriate quantity of back-up Starting Material on a timely basis and otherwise as necessary to execute the Program for Sponsor and Sponsor’s Commercial Partner’s without delay, may result in additional charges to Sponsor and a possible delay in meeting Program objectives.

b)	Title to Sponsor Deliverables. Title to Sponsor Deliverables shall remain with Sponsor. Fujifilm shall not sell, pledge, hypothecate, dispose of, or otherwise transfer any interest in Sponsor Deliverables except as otherwise provided in this Agreement. Notwithstanding the foregoing, Sponsor acknowledges and agrees that Starting Material may be used in the manufacture of Intermediate and/or Drug Substance for Sponsor’s Commercial Partners. Fujifilm shall provide safe and secure storage conditions for Sponsor Deliverables while they are at Fujifilm’s location. Upon termination or expiration of this Agreement for any reason, Fujifilm will return to Sponsor all unused Sponsor Deliverables which have been delivered to Fujifilm by Sponsor within [***] of such termination.

Section 6

Compliance with Government Regulations

a)	GMP Facility. Intermediate and Drug Substance shall be Manufactured in Fujifilm’s GMP Facility. Fujifilm shall operate the GMP facility in compliance with Applicable Law and any requirements provided for in the Quality Agreements. Fujifilm shall not permit debarred persons to participate in any Program. Fujifilm shall undertake reasonable steps to prevent such participation.

b)	Regulatory Strategy. Sponsor shall have the right and responsibility for determining regulatory strategy, decision and actions relating to a Program and the applicable Drug Substance and, subject to each party’s contractual obligations under this Agreement, Fujifilm shall have the right and responsibility for determining regulatory strategy, decision and actions to the extent relating to (i) the Facility; (ii) Fujifilm’s quality systems; (iii) any requirement imposed on Fujifilm by a Regulatory Authority or (iv) any other commitments made by Fujifilm prior to the Effective Date of this Agreement. Fujifilm hereby represents that to [***], no requirement imposed on [***] as of the Effective Date or any other [***] or prevent Fujifilm from performing the Program or otherwise complying with its obligations hereunder.

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FDBU-BMT Commercial Supply Agreement

c)	Regulatory Changes. If U.S. government regulatory requirements change or if the mutually agreed upon expansion of the definition of “Regulatory Authority” impacts Fujifilm’s regulatory obligations hereunder, Fujifilm will use reasonable efforts to satisfy the new requirements. In the event that compliance with such new applicable regulatory requirements necessitates a change in the Program, Fujifilm will submit to Sponsor a Change Order for such affected Program or Programs in accordance with Section 11 of this Agreement.

d)	Information and Knowledge. Sponsor will provide Fujifilm with all the information and knowledge necessary to carry out the Program correctly in accordance with regulations in force, and any marketing authorization for the Product. Sponsor will ensure that Fujifilm is fully aware of any problems associated with the Product or the Program which might pose a hazard to Fujifilm’s premises, equipment, personnel, other materials or other products.

e)	Regulatory Conflicts. In the event of a conflict in government regulations, Sponsor and Fujifilm will agree which regulations shall be followed by Fujifilm in its performance of the Program to comply with regulatory requirements and advance such Program.

Section 7

Facility Visits

The terms and conditions of Sponsor audits and other visits are provided in the Quality Agreement.

Section 8

Process Consumables and Safety Stock

a)	Process Consumables. Fujifilm shall procure sufficient Process Consumables to meet Manufacturing requirements specified in a Binding Order. Process Consumables Category A and Process Consumables Category B will be allocated to individual Batches. Process Consumables Category C will be used no more than [***] times in a Downstream Campaign. If a Downstream Campaign is greater than [***] Drug Substance Batches, a new order of Process Consumables Category C will be used after each [***] Drug Substance Batches. Process Consumables Category C shall not be reused for Downstream Campaigns which are not Manufactured in succession, unless otherwise agreed by Parties in writing. Sponsor recognizes that Fujifilm may be required to purchase quantities of Process Consumables in excess of the amount actually consumed in the Manufacture of Intermediate and Drug Substance under Binding Order(s) due to minimum purchase quantity, overages of resins needed for proper packing or columns, overage of materials needed for proper weigh-outs, or similar requirements.

b)

Process Consumables Safety Stock. In addition to Process Consumables required for Manufacturing, Fujifilm shall carry a safety stock of Process Consumables for uninterrupted Manufacturing of Drug Substance (“Safety Stock”). [***] for establishing a Safety Stock of Process Consumables Category A sufficient to fulfill obligations under Binding Orders. No later than [***] from the date of [***] of the [***], Fujifilm and Sponsor shall jointly determine the required initial level of Safety Stock of Process Consumables Category B and Process Consumables Category C. Sponsor shall carry the expense of

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FDBU-BMT Commercial Supply Agreement

procurement of initial Process Consumables Category B and Process Consumables Category C, establishing their required initial Safety Stock, and any future adjustments to the Safety Stock. Fujifilm shall rotate the Process Consumables in the Safety Stock and shall be [***] the Safety Stock of Process Consumables Category B and Process Consumables Category C. Pricing and invoicing for the initial Safety Stock of Process Consumables Category B and Process Consumables Category C is set forth in Section 9(e).

c)	Delays in Obtaining Process Consumables. Fujifilm shall not be responsible or liable to Sponsor for any difficulties or delays in obtaining Process Consumables which cannot be obtained due to supplier shortages or supplier quality issues; to the extent such difficulties or delays are not caused by Fujifilm negligence.

d)	Disposal of Expired or Unused Process Consumables and Safety Stock. Fujifilm shall be responsible for disposal of expired or unused Process Consumables. The cost of such Process Consumables and their disposal shall be borne by Fujifilm except of Process Consumables from Safety Stock not regularly stocked by Fujifilm, disposal cost of which shall be borne by Sponsor unless such Process Consumables are expired or unused due to Fujifilm’s delay in the commencement of a Campaign for reasons other than Sponsor delay. Fujifilm shall invoice Sponsor for disposal of any Process Consumables from the Safety Stock not regularly stocked by Fujifilm, except as set forth in the preceding sentence.

Section 9

Compensation

a)	Payments for Engineering Run(s). Sponsor shall pay for Engineering Run as follows:

i.	[***] of the Engineering Run Price by [***] of the year preceding the calendar year in which the Engineering Run is scheduled

ii.	[***] of the Engineering Run Price [***]

iii.	[***] of the Engineering Run Price [***]

iv.	[***] of the Engineering Run Price [***].

b)	Payments for Batches to be manufactured in the cGMP Manufacturing Campaign before the Initial Binding Period, including but not limited to Batches to be produced concurrently with the pre-approval inspection:

i.	[***] of cumulative price for all such Batches ordered upon submission of a purchase order, but no later than the Sponsor’s submission for market authorization leading to the pre-approval inspection

ii.	[***] of cumulative price for all such Batches upon [***]

iii.	[***] of cumulative price for all such Batches upon [***]

iv.	[***] of Batch Price [***]. The corresponding payment for each such Batch will be invoiced separately upon shipment of such Batch.

c)	Payments for Batches Manufactured Under Binding Orders. Sponsor shall pay for Batches of Product specified in Binding Order as follows:

i.	[***] of Binding Order upon submission of Purchase Order

ii.	[***] of Binding Order [***]

iii.	[***] of Binding Order [***]

iv.	[***] of Binding Order [***]. The corresponding payment for each Batch will be invoiced separately upon shipment of such Batch.

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d)	Intermediate Safety Stock.

i.	Sponsor shall pay for establishment of and any increase of Intermediate Safety Stock as follows

a.	[***] of Intermediate Batch Price for Intermediate Batches specified in the Intermediate Safety Stock Purchase Order upon submission of the Purchase Order

b.	[***] of Intermediate Batch Price for Intermediate Batches specified in the Intermediate Safety Stock Purchase Order [***].

ii.	If Sponsor requests a reduction of Intermediate Safety Stock, Fujifilm shall not replenish the excess of Intermediate Safety Stock and shall [***].

e)	Process Consumables Safety Stock. Fujifilm shall invoice Sponsor for the cost of Process Consumables Category B and Process Consumables Category C Safety Stock plus a [***] fee for [***] upon [***].

f)	Campaign Fee. The Campaign Fee will be invoiced on start of an [***].

g)	Annual Program Fee. In addition to fees for Drug Substance delivered under Binding Orders, Sponsor shall pay Fujifilm the Annual Program Fee listed in Attachment 1. The Annual Program Fee for a calendar year shall be invoiced at the beginning of that year.

h)	Annual Price Adjustment.

I.	The Manufacturing Price, Campaign Report Fee, Engineering Run Price and Annual Program Fee specified in Attachment 1 shall increase first on [***] and then on [***] of the consecutive years in an amount [***], if any, [***]. Manufacturing Price shall not decrease. Notwithstanding the foregoing, if [***].

II.	Process Consumable Price and Resin Price specified in Attachment 2 shall be adjusted annually first on [***] and then on [***] of the consecutive years in the amount equal to the increase or [***].

i)	Process Improvements. The Parties agree that during the course of the Agreement, the Parties may identify and implement process improvements that can benefit both Parties. If one of the Parties identifies an opportunity for improvements related to raw materials, such Party will notify the other Party and the Parties will jointly discuss and use good faith efforts to agree to these opportunities. Any cost-related improvements resulting from these projects will be shared across both Parties, with [***] of the cost savings being passed through to Sponsor. Such improvements must be within the validated parameters of the process and shall not be effective unless mutually agreed in writing by the Parties and approved by relevant regulatory authorities.

j)	[***].

k)	Payment Terms. Payments are due thirty (30) calendar days from the date of invoice issued by Fujifilm. Payments received beyond thirty (30) calendar days from the date of invoice are subject to an interest charge of one percent (1%) per month. Unless within thirty (30) calendar days of the date of invoice, Sponsor has advised Fujifilm in good faith and in writing the specific basis for disputing an invoice, failure to pay an invoice within seventy-five (75) days from the date of invoice may, at Fujifilm’s election, constitute a material breach of this Agreement.

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l)	Suspension of Services. In addition to all other remedies available to Fujifilm, in the event of a Sponsor default, including if Sponsor fails to make payments as required hereunder, provided such payments are not disputed, Fujifilm may refuse to carry out further work and/or suspend Manufacture and deliveries of Drug Substance or provision of other services and reports until Sponsor makes payment and/or provides assurance of further or future payment reasonably satisfactory to Fujifilm.

m)	Sponsor-dedicated Process Equipment. In anticipation of commercial supply of the Drug Substance, Fujifilm shall perform evaluation of the equipment used in Manufacturing of Drug Substance in respect to the risk posed to uninterrupted supply of Drug Substance under this Agreement and shall propose to Sponsor appropriate countermeasures that may include dedication of equipment to the Program. If Sponsor elects to have any equipment dedicated solely to the Program, Sponsor shall carry the cost of procurement, installation and qualification of such equipment, which shall be set forth in a Change Order

Section 10

Non-Conforming Batch

a)	Non-Conforming Batch. The following provisions shall apply if it is ascertained by either Party that a Drug Substance Batch is a Non-Conforming Batch:

I.	If Fujifilm is the first to discover the non-conformity, Fujifilm shall provide written notice of same, including an explanation of the non-conformity, to Sponsor within the period specified in the Quality Agreement, If Sponsor is the first to discover the non-conformity, Sponsor shall provide written notice, including an explanation of the non-conformity, within the period specified in the Quality Agreement. If Sponsor does not provide notice of non-conformity in the time frame set forth above, Sponsor shall be deemed to have accepted such Drug Substance Batch.

II.	The Non-Conforming Batch shall not be delivered to Sponsor if it is still located at the GMP Facility on the date of Fujifilm’s issuance or receipt (as applicable) of the notice of non-conformity.

III.	If Sponsor has provided the notice of a Non-Conforming Batch to Fujifilm within the period specified in Quality Agreement, Fujifilm shall investigate the non-conformity in accordance with the Quality Agreement and notify Sponsor in writing as to whether Fujifilm agrees or disagrees in good faith with Sponsor’s determination of the existence or cause of the non-conformity and the reasons therefor.

IV.	If Fujifilm has provided the notice of a Non-Conforming Batch to Sponsor within the period specified in the Quality Agreement, Sponsor shall notify Fujifilm whether Sponsor agrees or disagrees in good faith with Fujifilm’s determination of the existence or cause of the non-conformity and the reasons therefore. If Sponsor does not provide a written notice within such period, Sponsor shall be deemed to have accepted the existence and cause of non-conformity as stated by Fujifilm.

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V.	In the event the Parties do not agree as to the existence of a Non-Conforming Batch or the cause of the Non-Conforming Batch for purposes of 10(c), then within [***] days of Fujifilm’s written notice pursuant to Section 10(a)(iv) or Sponsor’s written notice pursuant to Section 10(a)(iii), the parties shall follow dispute resolution as set forth in Section 18 where “senior executive” shall mean the head of a Quality Assurance unit.

VI.	Fujifilm shall use commercially reasonable efforts to start Manufacture of a further Batch to replace the Non-Conforming Batch at [***]. In addition, [***], if applicable pursuant to [***]. Notwithstanding the foregoing, [***].

b)	Disposal of Non-Conforming Batch. Unless otherwise requested by Sponsor in writing, Fujifilm shall dispose of any Non-Conforming Batch that [***] pursuant to [***] in accordance with Applicable Law and at Fujifilm’s cost.

c)	Change in Process Performance and Multiple Non-Conforming Batches. In the event the Parties mutually agree a root cause of non-conformity of a Non-Conforming Batch is attributed to change in process performance or when for two or more Non-Conforming Batches within a Campaign, the root cause is not identifiable and is not the result of Fujifilm’s failure to perform the Manufacturing in accordance with this Agreement and the Quality Agreement, [***]. In addition, to the extent required for compliance with cGMP, Fujifilm may postpone the start date of any further Batches pending [***].

d)	Limited Remedy. Notwithstanding anything to the contrary in this Agreement, the remedies set out in this Section 10 shall be Sponsor’s sole remedies in relation to a Non-Conforming Batch.

e)	Reliance on Terms of Agreement in Accepting/Rejecting Batch. For the avoidance of doubt, the Parties will follow the terms in this Agreement and the Quality Agreement for accepting or rejecting a disputed Batch.

Section 11

Change Orders

a)	Assumptions. The Batch Price, Annual Program Fee and Campaign Fee are subject to the following assumptions that (a) a validated Process and analytical methods will be used to Manufacture Intermediate and Drug Substance, with no changes following the Conformance Campaign; (b) there will be no changes to the Drug Substance Specification or the Specification following the Conformance Campaign; (c) there will be no changes to the Specification documented in Sponsor’s BLA, (d) no additional process development, process qualification or validation, and no analytical development, qualification or validation will be required under this Agreement, and (e) Drug Substance stability programs (if required) will be managed through separate contracts and their outcome will not require changes to the process (“Key Manufacturing Assumptions”). Fujifilm also assumes that Sponsor will cooperate and perform its obligations under this Agreement in a timely manner, that no event described in Section 21, (Force Majeure) will occur and that there are no changes to any applicable laws, rules or regulations which affect the timely performance of the Program (the foregoing assumptions together with the Key Manufacturing Assumptions, collectively, the “Assumptions”).

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b)	Sponsor Change Orders. Sponsor shall inform Fujifilm in writing of any proposed modifications to the Key Manufacturing Assumption, equipment, systems, GMP Facility, Process, Process Consumables, Starting Materials, Specifications or other changes relating to the Manufacture (collectively, “Modifications”). Once a Modification has been requested by Sponsor, and agreed with by Fujifilm, Fujifilm shall provide Sponsor with a change order containing an estimate of the increase or decrease, as applicable, in Batch Price or any other costs to Sponsor as well as the activities, deliverables, estimated duration, and payment schedule (“Change Order”) within [***] business days of receiving such request from Sponsor. Sponsor shall be deemed to have not approved the Change Order if Fujifilm does not receive a written approval of the Change Order from Sponsor within [***] business days of Sponsor’s receipt of the Change Order. If Sponsor does not approve such Change Order, then Sponsor and Fujifilm shall negotiate in good faith to agree on a Change Order that is mutually acceptable. Any Modification proposed by Sponsor that would materially and negatively impact Fujifilm’s ability to perform services (including, without limitation, meeting its then-existing contractual obligations) for then-existing third party clients or that require more than commercially reasonable efforts by Fujifilm to implement shall be discussed by the parties in good faith and shall require Fujifilm’s prior written consent, which consent shall not be unreasonably withheld or delayed.

c)	Fujifilm Change Orders. Fujifilm shall promptly notify Sponsor in writing of any Modification after becoming aware of the need for such Modification. If a Modification is expected to have an impact on Process, Product, the BLA, or Fujifilm obligations under this Agreement, the Parties shall discuss the feasibility of such Modification in good faith. Any changes to Agreement, including pricing, resulting from such Modification shall be subject to the Change Order process. Fujifilm shall request Modifications in writing from Sponsor by issuing a Change Order to Sponsor for review and approval. Sponsor shall be deemed to have not approved the Change Order if Fujifilm does not receive a written approval of the Change Order from Sponsor within [***] business days of Sponsor’s receipt of the Change Order. If Sponsor does not approve such Change Order, then Sponsor and Fujifilm shall negotiate in good faith to agree on a Change Order that is mutually acceptable.

d)	Modifications Requested by Regulatory Authority. If Modifications are requested by or from Fujifilm or Sponsor as a result of requirements set forth by a Regulatory Authority and such Modifications apply solely to the Manufacture of Drug Substance, then Sponsor and Fujifilm will review such requirements and use good faith efforts to agree on the reasonable costs associated therewith, which shall be borne by Sponsor. If Modifications are requested by or from Fujifilm as a result of requirements set forth by a Regulatory Authority and such Modifications apply generally to the Drug Substance as well as other products produced by Fujifilm (for itself or for third parties) or the general operation of the Facilities, then Fujifilm shall bear the reasonable costs associated therewith. Except as set forth above, the reasonable costs associated with Modifications requested by Fujifilm which exclusively benefit Fujifilm and/or its other customers shall be borne by Fujifilm, and the reasonable costs associated with Modifications requested by Sponsor shall be borne by Sponsor.

e)

Regulatory Authority Approval of Modifications. Sponsor shall have sole responsibility for obtaining any and all necessary approvals from any Regulatory Authority for implemented Modifications and for reporting any implemented Modifications to any Regulatory Authority as appropriate, except if Modifications are requested by or from Fujifilm as a result of requirements set forth by a Regulatory Authority and such

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Modifications apply generally to the Drug Substance as well as other products produced by Fujifilm (for itself or for third parties) or the general operation of the Facilities, in which case Fujifilm shall have the responsibility for the aforementioned actions. Upon request by a Party, the other Party shall assist in obtaining any such approvals; provided that Sponsor will pay Fujifilm reasonable fees therefor to the extent Sponsor is responsible for the costs of the Modification, such fees being reflected in their respective Change Order.

Section 12

Confidential Information/Legal Proceedings

a)	Sponsor’s Confidential Information. For the duration of this Agreement and for [***] years thereafter, Fujifilm will not disclose, without Sponsor’s written permission, any Confidential Information disclosed (whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly) by Sponsor (“Sponsor’s Confidential Information”) unless such disclosure: (i) is to an Affiliate of Fujifilm that is under a similar obligation to keep such information confidential; (ii) is or becomes publicly available through no fault of Fujifilm; (iii) is disclosed to Fujifilm by a third party entitled to disclose it; (iv) is already known to Fujifilm as shown by its prior written records; (v) is developed independently of a Program by Fujifilm without reference to any of the Confidential Information disclosed by Sponsor; or (vi) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, Fujifilm will make all reasonable efforts to notify Sponsor of this request promptly prior to any disclosure to permit Sponsor to oppose such disclosure by appropriate legal action. Fujifilm shall use reasonable precautions to protect the confidentiality of Sponsor’s Confidential Information comparable to precautions taken to protect its own proprietary information. Fujifilm will not use Sponsor’s Confidential Information for any purpose except performing its obligations under this Agreement. Upon termination or expiration of this Agreement for any reason, Fujifilm will return to Sponsor all Sponsor’s Confidential Information within thirty (30) days of such termination, except that Fujifilm may retain one copy of Sponsor’s Confidential Information to the extent Fujifilm is required to do so under the Quality Agreement or for regulatory purposes.

b)

Fujifilm Confidential Information. For the duration of this Agreement and for [***] years thereafter, Sponsor will not disclose, without Fujifilm’s written permission, any Confidential Information disclosed (whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly) by Fujifilm to Sponsor in connection with Fujifilm’s performance of any Program (“Fujifilm Confidential Information”) unless such disclosure: (i) is to an Affiliate of Sponsor that is under a similar obligation to keep such information confidential; (ii) is or becomes publicly available through no fault of Sponsor; (iii) is disclosed to Sponsor by a third party entitled to disclose it; (iv) is already known to Sponsor as shown by its prior written records; (v) is developed independently of a Program by Sponsor without reference to any of the Confidential Information disclosed by Fujifilm; or (vi) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, Sponsor will make all reasonable efforts to notify Fujifilm of this request promptly prior to any disclosure to permit Fujifilm to oppose such disclosure by appropriate legal action. Sponsor shall use reasonable precautions to protect the confidentiality of Fujifilm Confidential Information comparable to precautions taken to protect its own proprietary information. Sponsor will not use Fujifilm Confidential Information for any purpose except performing its obligations under this Agreement. Upon termination or expiration of this Agreement for any reason,

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Sponsor will return to Fujifilm all Fujifilm Confidential Information within thirty (30) days of such termination, except that Sponsor may retain one copy of Fujifilm’s Confidential Information to the extent Sponsor is required to do so under the Quality Agreement or for regulatory purposes.

c)	Testimony and Records. If either Party shall be obliged to provide testimony or records constituting Confidential Information of the other in any legal or administrative proceeding, then the Party to whom the Confidential Information belongs shall reimburse the other Party for its out-of-pocket costs therefore plus an hourly fee for its employees or representatives equal to the internal fully burdened costs of such employee or representative.

d)	Definition. For both Parties, “Confidential Information” shall mean and include without limitation such types of information as: inventions, methods, plans, processes, specifications, characteristics, raw data, analyses, equipment design, costs, marketing, sales, and performance information, including patents and patent applications, grant applications, notes, and memoranda, whether in writing or presented, stored or maintained electronically, magnetically or by other means, which are disclosed by the disclosing Party to the recipient Party in writing or in other tangible form and marked “confidential” or, if disclosed orally (or in some other non-tangible form), are identified as confidential to the recipient Party in writing within sixty (60) days of such disclosure.

Section 13

Inventions and Patents

a)	Drug Substance improvement or use inventions discovered by Fujifilm employees during and as a result of performing a Program under this Agreement (“Drug Substance Invention”) shall be owned by Sponsor, and Fujifilm hereby assigns all such Drug Substance Inventions to Sponsor. If Sponsor requests and at Sponsor’s expense, Fujifilm will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the US or of any foreign country with respect to the Drug Substance Invention and Sponsor shall compensate Fujifilm for the time devoted to such activities and reimburse it for expenses incurred. For Drug Substance Inventions assigned pursuant to this section, Sponsor shall provide Fujifilm a royalty-free license necessary to perform each Program for the term of this Agreement. All other inventions or improvements discovered solely or jointly by Fujifilm employees during and as a result of performing the Program (“Process Inventions”) shall be owned by Fujifilm; provided that if a Process Invention directly related to rhPDGF-BB is jointly discovered by Sponsor and Fujifilm, Fujifilm may not use such Process Invention in connection with third party customers for such customers’ rhPDGF-BB development or manufacture.

b)	For Process Inventions, Fujifilm will grant to Sponsor a perpetual, world-wide, royalty-free, non-exclusive license, with right to sublicense, under terms mutually agreed to by the Parties in and to such Process Inventions for Sponsor to manufacture, and/or have a third party manufacture, the Drug Substance. If Fujifilm requests and at Fujifilm’s expense, Sponsor will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the US or of any foreign country with respect to the Process Invention and Fujifilm shall compensate Sponsor for the time devoted to such activities and reimburse it for expenses incurred.

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c)	Fujifilm reserves the right to use data during the course of a Program to support applications necessary to apply for and obtain Letters of Patent of the U.S. or any foreign country with respect to Process Inventions so long as no Sponsor Confidential Information is disclosed in any such application.

Section 14

Independent Contractor

Fujifilm shall perform each Program as an independent contractor of Sponsor and shall have complete and exclusive control over its facilities, equipment, employees and agents. The provisions of this Agreement shall not be construed to establish any form of partnership, agency or other joint venture of any kind between Fujifilm and Sponsor, nor to constitute either Party as the agent, employee or legal representative of the other. All persons furnished by either Party to accomplish the intent of this Agreement shall be considered solely as the furnishing Party’s employees or agents and the furnishing Party shall be solely responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, working conditions, workers’ compensation, payment of wages, and withholding and payment of applicable taxes, including, but not limited to income taxes, unemployment taxes, and social security taxes.

Section 15

Insurance

a)	Fujifilm Insurance Obligations. Fujifilm shall secure and maintain in full force and effect throughout the performance of each Program policies of insurance for (a) workmen’s compensation (b) general liability, (c) automobile liability, and (d) product liability having policy limits, deductibles and other terms appropriate to the conduct of Fujifilm’s business in Fujifilm’s reasonable judgment.

b)	Sponsor Insurance Obligations. Sponsor shall secure and maintain in full force and effect throughout the performance of each Program policies of insurance for (a) general liability and (b) product liability having policy limits, deductibles and other terms appropriate to the conduct of Sponsor’s business in Sponsor’s reasonable judgment.

Section 16

Delivery

Fujifilm shall package for shipment Drug Substance, samples or other materials at Sponsor’s expense and in accordance with Sponsor’s full written and reasonable instructions with Sponsor bearing all packaging, shipping and insurance charges. Freight terms shall be Ex Works (Incoterms 2010). Fujifilm shall retain representative samples of Drug Substance for record keeping, testing and regulatory purposes. Sponsor shall provide for shipping within fourteen (14) calendar days of receiving of a complete Batch Packet by Sponsor. In the event of any delay by Sponsor in shipping one or more shipments of Drug Substance in accordance with this Section 16, the Parties acknowledge and agree that liability and risk of loss for each such shipment of Drug Substance shall automatically transfer to (and be assumed by) Sponsor effective upon expiration of the applicable fourteen (14) day period.

Section 17

Default/Limitation of Warranty

a)

Fujifilm Default. If Fujifilm is in default of its material obligations under this Agreement, then Sponsor shall promptly notify Fujifilm in writing of any such default. Fujifilm shall have a period of forty-five (45) days from the date of receipt of such notice within which to cure or to commence to cure such default. If Fujifilm fails to so cure or commence to cure, then this Agreement shall, at Sponsor’s option, immediately terminate. Subject to

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any limitations of remedies and liability limitations, including without limitation, those set forth in Section 10 (d) and Sections 17(c) and (d), in the event of such termination, Sponsor will also be entitled to all other rights and remedies available at law or in equity.

b)	Sponsor Default. If Sponsor is in default of its material obligations under this Agreement, Fujifilm shall promptly notify Sponsor in writing of any such default. Sponsor shall have a period of forty-five (45) days from the date of receipt of such notice within which to cure such default; provided that if Sponsor fails to cure such breach within the specified cure period, this Agreement may, at Fujifilm’s option, immediately terminate. Subject to any limitations of remedies and liability limitations, including without limitation, those set forth in Section 17(c), in the event of such termination, Fujifilm will also be entitled to all other rights and remedies available at law or in equity.

c)	LIMITATION OF LIABILTY. Notwithstanding anything herein to the contrary, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH THE DEFAULT OR BREACH OF ANY OBLIGATION OF THE OTHER PARTY UNDER THIS AGREEMENT OR ANY DOCUMENTS OR APPENDICES RELATED THERETO. [***]. The foregoing limitations on liability shall not apply to liability arising from [***] contained in Section 12.

d)	DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY PROVIDES TO THE OTHER PARTY HERETO ANY WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS AND SERVICES PROVIDED HEREUNDER, AND ALL SUCH WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE WAIVED.

e)	[***].

Section 18

Dispute Resolution

a)	Executive Discussions. In the event any dispute shall arise between Sponsor and Fujifilm with respect to any of the terms and conditions of this Agreement or a Program; then senior executives of Sponsor and Fujifilm shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute.

b)	Mediation. If Sponsor and Fujifilm are unable to satisfactorily resolve the dispute within [***] following referral to the senior executives through provision of a written notice by one of the Parties as set forth in Section 28, then such dispute shall be referred to mediation in accordance with the rules of the American Arbitration Association. The Parties shall participate in the mediation in a good faith attempt to settle the dispute. The mediation shall be held in Wake County, North Carolina.

c)

Arbitration. If mediation fails to resolve the dispute within [***] of the initial meeting pursuant to Section 18(a) above, then such dispute shall be finally settled by an arbitrator in accordance with this Section 18(c). The arbitration will be held in Wake County, North Carolina, and except as noted below, shall be conducted in accordance with the rules of the American Arbitration Association by a neutral arbitrator agreeable to both Parties. If the Parties do not agree on an arbitrator within [***] of the termination of the mediation as indicated by at least one of the Parties, the American Arbitration Association shall appoint an arbitrator to hear the case in accordance with its rules. The

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arbitrator shall have no authority to award consequential or exemplary damages or to vary from or ignore the terms of this Agreement and shall be bound by controlling law. Finally, the Parties may seek judicial intervention for emergency relief, such as restraining orders and injunctions where appropriate, and for specific performance as provided in Section 17(e) above.

d)	Binding Decision. Any decision by the arbitrator shall be binding upon the Parties and may be entered as final judgment in any court having jurisdiction. The cost of any arbitration proceeding shall be borne by the Parties, as the arbitrator shall determine if the Parties have not otherwise agreed. The arbitrator shall render their final decision in writing to the Parties.

e)	Timeliness of Actions. Any action for breach of this Agreement or to enforce any right hereunder shall be commenced pursuant to this Section 18 within [***] after the cause of action accrues or it shall be deemed waived and barred, except any action for nonpayment by Sponsor of any prices, charges, fees or other amounts payable hereunder may be brought by Fujifilm at any time permitted by applicable law, and Fujifilm may suspend performance of any of its obligations hereunder until all such payments are made.

Section 19

Indemnification

a)	Fujifilm Indemnification Obligations. Fujifilm shall indemnify Sponsor and its affiliates and their respective officers, directors and employees (collectively, the “Sponsor Group”) from any loss, cost, damage or expense (“Loss”) from any lawsuit, action, claim, demand, assessment or proceeding (“Claim”) arising from (i) Fujifilm’s negligence, gross negligence or intentional misconduct or inaction in the performance of this Agreement, or (ii) Fujifilm’s violation, non-compliance or non-performance of any of the terms of this Agreement; provided that if such Loss or Claim arises in whole or in part from Sponsor’s negligence, gross negligence or intentional misconduct or inaction, then the amount of the Loss that Fujifilm shall indemnify the Sponsor Group for pursuant to this Section 19(a) shall be reduced by an amount in proportion to the percentage of Sponsor’s responsibilities for such Loss determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the Parties.

b)	Sponsor Indemnification Obligations. Sponsor shall indemnify Fujifilm and its affiliates and their respective officers, directors and employees (collectively, the “Fujifilm Group”) from any Claim or Loss arising from or related to: (i) the Sponsor Deliverables, Drug Product or the Program; (ii) the negligence, gross negligence or intentional misconduct or inaction of Sponsor; (iii) the infringement or alleged infringement of the Drug Substance or Starting Materials or other information or materials supplied to Fujifilm by or on behalf of Sponsor on the intellectual property rights of a third party; or, (iv) Sponsor’s violation, non-compliance or non-performance of any of the terms of this Agreement; provided that if such Loss or Claim arises in whole or in part from Fujifilm’s negligence, gross negligence or intentional misconduct or inaction, then the amount of such Loss that Sponsor shall indemnify the Fujifilm Group for pursuant to this Section 19(b) shall be reduced by an amount in proportion to the percentage of Fujifilm’s responsibilities for such Loss as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the Parties.

c)	Indemnification Procedure. Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other Party hereto, the Party seeking indemnification (the

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“Indemnified Party”) shall give written notice thereof to the other Party, (the “Indemnifying Party”) with a Claim for indemnity (“Indemnity Claim”). Any delay or failure to give notice shall not discharge the duty of the Indemnifying Party to indemnify except to the extent it is prejudiced by such delay or failure. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a Claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at the Indemnifying Party’s option and expense, to assume the complete defense of such Claim, provided that (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement and receive approval thereof, not to be unreasonably withheld. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party’s own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

Section 20

Representations and Warranties

a)	Right and Authority. Each Party represents and warrants to the other that it has the full right and authority to enter into this Agreement and to perform in accordance with the terms and conditions set forth herein. Each Party represents and warrants to the other that neither it nor any of its officers, directors, or its employees performing services under this Agreement has been debarred, or convicted of a crime which could lead to debarment, under the Generic Drug Enforcement Act of 1992, 21 United States Code §§335(a) and (b).

b)	Licenses and Permits. Each Party represents and warrants to the other Party that it has obtained and will at all times during the term of this Agreement, hold and comply with all licenses, permits and authorizations necessary to perform this Agreement as now or hereafter required under any applicable statutes, laws, ordinances, rules and regulations of the United States and any applicable foreign, state, and local governments and governmental entities.

c)	Legal Title. Sponsor hereby represents and warrants to Fujifilm that it has legal title and/or a valid license to the cell line, raw material, expression systems, process patents and the Drug Substance necessary to conduct the Program and that the Drug Substance will not violate or infringe on the patents, trademarks, trade names, service marks or copyrights of any other party.

Section 21

Force Majeure

Either Party shall be excused from performing its respective obligations under this Agreement if and to the extent that its performance is delayed or prevented by Force Majeure. The Party subject to such event shall promptly notify the other Party of the occurrence thereof and, if known, the expected duration. Any time specified or estimated for completion of performance in

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the Agreement falling due during or subsequent to the occurrence of any of such events shall be automatically extended for a period of time to recover from such disability. Fujifilm will promptly notify Sponsor if, by reason of any of the events referred to herein, Fujifilm is unable to meet any such time for performance specified or estimated in the Agreement. If any part of the Program is invalid as a result of such disability, Fujifilm will, upon written request from Sponsor, but at Sponsor’s sole cost and expense, repeat that part of the Program affected by the disability.

Section 22

Allocation of Resources

If delays in the agreed commencement or performance of the Program occur because of Sponsor’s request or inability to supply Fujifilm with agreed Sponsor Deliverables or any information required to begin or perform the Program within thirty (30) days of such agreed time, Fujifilm may reallocate resources being held for performance of the Program without incurring liability to Sponsor. In addition, in such event Fujifilm shall be relieved of its obligation to perform the Program except that upon such delay being removed or remedied, Fujifilm will use commercially reasonable efforts to allocate resources to performance of the Program.

Section 23

Use of Names

The Parties anticipate opportunities for joint or independent press releases or other announcements relating to the activities contemplated hereby. Notwithstanding the foregoing, except for SEC filings or other filings or releases required by law, neither Party shall use the name of the other Party, its Affiliates or the names of the employees of the other Party in any advertising or sales promotional material or in any publication without prior written permission of such Party. Such consent may not be unreasonably withheld. In the event one Party is required to file an SEC filing or other filings or releases required by law, such releasing Party shall provide the other Party with a copy of the release or a copy of this Agreement with proposed redactions as soon as reasonably practicable and with adequate time for review and response. Without limiting the foregoing, in the event that either party must file a copy of this Agreement with the SEC or other governmental agency, such party shall provide the other party with a copy of this Agreement with proposed redactions with at least a twenty-one (21) day opportunity to review and provide comments and additional redactions, unless the applicable SEC or agency requirements require a filing(s) which does not permit such twenty-one (21) day opportunity, in which case such party shall provide the other party with a copy of this Agreement with proposed redactions with the maximum reasonable amount of time as possible to review and provide comments and additional redactions. The releasing Party shall incorporate the other Party’s redactions in good faith. If the SEC or governmental agency does not accept such redactions, the releasing Party shall provide notice to the other Party and an opportunity to respond to the SEC (via the disclosing Party) and provide the copy of the release or this Agreement as published.

Section 24

Term/Termination

a)	Term. This Agreement shall commence as of the Effective Date and shall remain in force for an initial period of five (5) years from the Effective Date (“Initial Term”), unless sooner terminated pursuant to Sections 17(a), 17(b) or 24(b). This Agreement shall automatically renew thereafter for successive three (3)-year periods (each an “Extension Term”) unless either party gives the other party at least twenty-four (24) months’ notice of its intent to not renew this Agreement. The Initial Term and Extension Terms shall collectively be referred to herein as “Term”.

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b)	Termination for Bankruptcy. Either Party may immediately terminate this Agreement upon written notice to the other Party if (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, (ii) a voluntary petition in bankruptcy is filed in any court of competent jurisdiction by the other Party or (iii) this Agreement is assigned by the other Party for the benefit of creditors.

c)	Survival of Terms. Definitions and the following sections shall survive termination or expiration of this Agreement: 9(i) (to the extent invoices are outstanding upon expiration or termination of this Agreement), 12, 13, 17(c), 17(d), 18, 19, 23, 24(c), 25, 27 – 32.

Section 25

Sponsor Rights and Obligations upon Termination

a)	Supply of Drug Substance. Upon expiration or termination of this Agreement for any reason, Fujifilm shall manufacture, for supply to Sponsor:

A. If the Agreement is terminated during the Initial Term or is not extended after the Initial Term:

(i) [***] Batches of Drug Substance; or

(ii) Any lesser number of Batches of Drug Substance agreed by Parties in writing at the expiration or termination of Agreement.

B. If the Agreement is terminated during Extension Term or is not extended after any of the Extension Terms:

(i) [***] of the number of Batches of Drug Substance ordered during the [***] period immediately preceding the effective date of such expiration or termination; or

(ii) Any lesser number of Batches of Drug Substance requested by Sponsor in writing at the expiration or termination of Agreement, but no less than [***] the Minimum Annual Order.

Sponsor shall be obligated to purchase from Fujifilm, and Fujifilm shall be obligated to supply to Sponsor, all conforming Drug Substance so ordered under this Section 25(a), pursuant to the terms hereof (including, without limitation, Sections 9 and 16), within (i) [***], in case of Batches manufactured under Section 25(a)(A), or (ii) [***], in case of Batches manufactured under Section 25(a)(B), of the effective date of the expiration or termination of this Agreement, unless otherwise agreed by Parties in writing expressly stating that this purchase obligation will not apply.

Notwithstanding the foregoing, Fujifilm’s and Sponsor’s obligations under this Section 25(a) will not apply if this Agreement is terminated by Fujifilm under under Section 17(b) or Section 24(b) hereof. Additionally, Fujifilm’s and Sponsor’s obligations under this Section 25(a) will not apply if this Agreement is permitted to expire by mutual written agreement of the Parties expressly stating that this Section 25(a) will not apply.

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b)	Technical Transfer. Upon expiration or termination of this Agreement for any reason, upon Sponsor’s written request, at Sponsor’s reasonable cost and expense and subject to a Change Order, Fujifilm shall:

i.	initiate a technical transfer of the Manufacturing Process to a third-party Contract Manufacturing Organization specified by Sponsor; provided, however, that in no event shall Fujifilm be required to (x) assign or license any Fujifilm Intellectual Property Rights to such third party outside of the scope set forth in Section 13(b) of this Agreement or Section 10(b) of the MBSA in respect of Scope of Work #1 or any future Change Orders or Scopes of Work (as defined in the MBSA) relating to the Product, or (y) assign, license or disclose to such third party any know-how or business information that, in Fujifilm’s reasonable assessment, may diminish its competitive position against such third party.

ii.	provide Sponsor with Manufacturing Process Materials specified in Attachment 1, to the extent such materials have been generated under the Agreement, constitute Sponsor-specific work output, and have not been provided to Sponsor in any form prior to such expiry or termination.

Notwithstanding the foregoing, Fujifilm’s obligations under this Section 25(b) will not apply if this Agreement is terminated by Fujifilm under under Section 17(b) or Section 24(b) hereof or if the parties mutually agree in writing not to renew this Agreement, which writing expressly states that this Section 25(b) will not apply.

c)	Regulatory Support. Upon expiration or termination of this Agreement for any reason, upon Sponsor’s written request, at Sponsor’s reasonable cost and expense, Fujifilm shall continue to provide regulatory support to Sponsor directly related to Drug Substance, as provided in Section 3 c) and as otherwise required for Sponsor and Sponsor’s Commercial Partners to be able to market and sell the Drug Substance purchased under this Section 25, and previously purchased under this Agreement, in the markets governed by the Regulatory Authorities.

Section 26

Program Management

a)	Joint Steering Committee. Upon execution of this Agreement, Sponsor and Fujifilm shall establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”) comprised of Program Managers and functional leaders from both Parties (and Sponsor’s Commercial Partners upon mutual agreement by both Parties).

b)	Program Managers. Each Party shall appoint one person to serve as a Program Manager with responsibility for overseeing program execution and being the primary point of contact between the Parties with respect to the Program.

c)	Replacement of Joint Steering Committee Representatives and Program Managers. Each Party shall be free to replace its representative members on the Joint Steering Committee or its Program Manager with new appointees who have authority to act on behalf of such Party, on notice to the other Party.

d)	Responsibilities of Joint Steering Committee. The Joint Steering Committee shall be responsible for overseeing and directing the Parties’ interaction and performance of their respective obligations under this Agreement. Without limiting the generality of the foregoing, its duties shall include:

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i.	monitoring the performance of the Program;

ii.	resolving disagreements that arise under the Agreement; and

iii.	determining the need for and terms of any Change Orders.

e)	Meetings. The Joint Steering Committee shall define meeting frequency, timing and location in order to monitor Programs and resolve issues arising hereunder and to perform its responsibilities under this Agreement. Such meetings may be in person or by telephone as agreed by the Joint Steering Committee. As required, the Joint Steering Committee meetings may include additional relevant function leaders from Sponsor and Fujifilm.

f)	Minutes. Within fifteen (15) days after each Joint Steering Committee meeting, the Program Manager shall prepare and distribute minutes of the meeting, which shall summarize the discussion points, actions, and decisions made by the Joint Steering Committee. Program Managers from Fujifilm and Sponsor shall alternate preparing meeting minutes, unless the JSC decides otherwise. Minutes shall be approved or disapproved and revised, as necessary, at the next minutes. Final minutes shall be distributed to the members of the Joint Steering Committee.

g)	Dispute Resolution. In the event that the Joint Steering Committee cannot reach agreement with respect to any material issue, then the issue shall be resolved in accordance with the dispute resolution provisions in Section 15.

h)	Limitations. The Joint Steering Committee is not empowered to amend the terms of this Agreement.

Section 27

Assignment

This Agreement shall not be assigned in whole or in part by either Party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Any attempt to assign this Agreement without such consent shall be void and of no effect. Notwithstanding the foregoing, either Party shall be entitled, without the prior written consent of the other Party, to assign all or a part of its rights under this Agreement to a purchaser of all or substantially all of its assets, or an entity with which it may merge where it is not the surviving company, provided that the assignee agrees in writing to assume all obligations undertaken by its assignor in this Agreement. No assignment shall relieve the assigning Party of responsibility for the performance of any of its obligations hereunder. The terms of this Agreement shall inure to the benefit of successors and assigns.

Section 28

Notice

All notices to be given as required in this Agreement shall be in writing and shall be delivered personally, sent by telecopies, or mailed either by a reputable overnight carrier or first class mail, postage prepaid to the Parties at the addresses set forth below or such other addresses as the Parties may designate in writing. Such notice shall be effective on the date sent, if delivered personally or sent by facsimile, the date after delivery if sent by overnight carrier and on the date received if mailed first class.

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FDBU-BMT Commercial Supply Agreement

If to Sponsor:

General Manager

William L. Griffin

BioMimetic Therapeutics, LLC

389 Nichol Mill Ln

Franklin, TN 37067

With copy to:

General Counsel

Wright Medical Technology, Inc.

1023 Cherry Road

Memphis, TN 38117

If to Fujifilm:

President

Fujifilm Diosynth Biotechnologies

101 J. Morris Commons Lane

Morrisville, NC 27560

P: 919-337-4400

F: 919-337-0899

With copies to:

General Counsel

Legal Department

FUJIFILM Holdings America Corporation

200 Summit Lake Drive

Valhalla, New York 10595-1356

F: 914-789-8514

Section 29

Choice of Law

This Agreement shall be construed and enforced in accordance with the laws of and in the venue of the State of North Carolina except for its rules regarding conflict of laws.

Section 30

Waiver/Severability

No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such provision, or of any other provision or condition of this Agreement. If any provisions hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be affected thereby.

Section 31

Nonsolicitation

For the term of this Agreement, and for [***] following termination of this Agreement, for any reason, neither Sponsor nor Fujifilm nor any of their employees or agents shall, directly or indirectly, solicit, hire, or attempt to solicit or hire, any employees of the other who were involved in the Program, unless otherwise approved by the other Party.

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Section 32

Business Continuity and Disaster Recovery Plan; Site Master File

a)	Fujifilm shall develop and make effective prior to or upon execution of this Agreement, a written [***] for the manufacturing and storage facilities used to produce and store Drug Substance or Intermediate pursuant to this Agreement.

b)	Fujifilm shall maintain a Site Master File with FDA as specified in the Quality Agreement.

Section 33

Entire Agreement; Modification/Counterparts

a)	Entire Agreement/Modification. This instrument including the attached Appendices sets forth the entire agreement between the Parties hereto with respect to the performance of the Program by Fujifilm for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. This Agreement shall not be waived, released, discharged, changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the Parties hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same.

b)	Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 34

[***] Due to Changes in [***]

In the event, during the manufacture of engineering or cGMP batches under the MBSA, the Parties discover information which requires changes to the [***] related to the [***], the Parties shall, in good faith, [***] of this Agreement to reflect a shared risk allocation for implementing a [***] under this Agreement.

Section 35

Limitation of Fujifilm’s Liability in Sponsor Agreements with Drug Substance Recipients.

The Parties acknowledge and agree that Sponsor shall be distributing Drug Substance to third-parties with whom Fujifilm shall not have a contractual relationship. Sponsor shall include provisions in its contracts with any such recipients of Drug Substance to ensure that Fujifilm shall not have any liability to any such recipients of Drug Substance with whom Fujifilm does not have a direct contractual relationship. Without limiting the foregoing, Sponsor shall disclaim, in all such contracts, all of Fujifilm’s warranties, express or implied, including without limitation, warranties of merchantability and fitness for use, and shall disclaim Fujifilm’s liability for direct, indirect, consequential, incidental, punitive and special damages. Sponsor shall name Fujifilm as a third party beneficiary to disclaimers of warranties and liabilities described in this Section 35 in its agreements with such Drug Substance recipients. To the extent Sponsor is unable to secure the protections for Fujifilm as set forth in this Section 35, Sponsor shall indemnify, defend and hold harmless Fujifilm, its affiliates and each of their respective officers, directors, employees and agents against any and loss, cost, damage or expense from any lawsuit, action, claim, demand, assessment or proceeding made by such third party Drug Substance recipients related to the Drug Substance.

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[Signature Page to Follow]

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BioMimetic Therapeutics, LLC		FUJIFILM Diosynth Biotechnologies U.S.A., Inc.

By:	/s/ William L. Griffin	By:	/s/ Vincent Romeo

Name:	William L. Griffin	Name:	Vincent Romeo

Title:	EVP and GM	Title:	CFO

Date:	April 4, 2016	Date:	March 30, 2016

FUJIFILM Diosynth Biotechnologies U.S.A., Inc.

		By:	/s/ M. E. Meeson

		Name:	M. E. Meeson

		Title:	President

		Date:	March 30, 2016

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Attachment 1: Service Price

Table 1

MANUFACTURING PRICE
Manufacturing Price
A. [***]	$[***] per Batch
B. [***]	$[***] per Batch
C. [***]	$[***] per Batch
D. [***]	$[***] per Batch

Table 2

CAMPAIGN REPORT FEE	$[***] per campaign report

Campaign Report

• Collection of process surveillance parameters data for all Batches Manufactured at Fujifilm. Surveillance parameters include but are not limited to Critical Parameters and In-Process Controls

• Trending of Surveillance Parameters

• Statistical Analysis shall be performed on Critical Process and Quality Attributes at a minimum

• Regulatory/QA support for periodic review of surveillance parameter data in compliance with US, EU, and Canadian regulations.

• Preparation of surveillance parameter data report after completion of each manufacturing campaign

Note: Surveillance review in compliance with regulatory requirements outside the above listed may incur in additional costs

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Table 3

ANNUAL PROGRAM FEE	$[***] per year
Annual Product Quality Review (APR) Report

•    The purpose of Product Quality Review is to evaluate if the process is operating consistently within its validated state, to determine if there is a need for specification revision, to highlight trends and identify any needed corrective action, process improvement and/or re-validation.

• The Product Quality Review (PQR) covers activities performed by the RTP Facility or subcontracted by

RTP Facility (e.g. Stability and/or Raw Material testing) and which occurred during the PQR review period.

• Quality Assurance compiles the submitted information into a Fujifilm report format.

Note: the report will be issued following Fujifilm standard template, price may adjust if significant changes requested

Annual Regulatory Support

Annual documentation support for repeat regulatory requirements in accordance to US, EU, and Canadian regulation. Activities include:

• Review and comments on all regulatory submissions (as related to Product)

• Inspection support and responses to any observations directly related to Manufacture of Product

• Updates to regulatory submissions, including support for supplements, variations and annual reports

• Site master file updates

Table 4

ENGINEERING RUN PRICE

Engineering Run Price	$[***] per Run

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Attachment 2: Process Consumables Lists

Lists of Process Consumables Category A, B and C. Pricing will be Fujifilm’s cost of such Process Consumables purchased under the terms of the Agreement plus a [***] handling fee.

Category A

Process Consumables listed in Manufacturing documentation and held by Fujifilm in its common stock.

Category B

Fujifilm Item Spec #	Description
[***]	[***]
[***]	[***]
[***]	[***]

Category C

Fujifilm Item Spec #	Description
[***]	[***]
[***]	[***]
[***]	[***]

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Attachment 3: Allocation of Drug Substance between Sponsor and Commercial Partners

1.	During the Annual Planning Meeting, Parties shall agree on the allocation of Drug Substance resulting from and payments for Batches Manufactured under Binding Orders. For clarity, such allocated payments will include all invoices from Fujifilm related to performance of the Agreement during the planned calendar year under Binding Order, including but not limited to payments for Batches manufactured under Binding Order, campaign fees, annual fees, and payments for Process Consumables Category C Parties shall make such allocation between Sponsor and its Commercial Partners according to the following mechanism that may be modified from time to time by a written agreement of Parties:

a.	Sponsor and each of its Commercial Partners shall provide a [***] Forecast, as specified in Section 4e), reflecting required quantity of Drug Substance and expected number of Batches to deliver such quantity. The required quantity of Drug Substance will be the basis to calculate the percent of allocation of Drug Substance between Sponsor and Commercial Partners (“Percent Allocated”). The number of Batches in the forecast that correspond to the forecasted number of grams will be for planning purposes only and will be verified jointly by Parties during the Annual Planning Meeting, as specified in paragraph 2 below.

b.	Percent Allocated will be calculated according to the following formulas:

Percent Allocated to Sponsor = (number of grams forecasted by Sponsor) / (number of grams forecasted by Sponsor and all Commercial Partners)

Percent Allocated to a Commercial Partner = (number of grams forecasted by such Commercial Partner) / (number of grams forecasted by Sponsor and all Commercial Partners)

c.	Parties may agree on Percent(s) Allocated that is different than the number calculated according to equations in 1b. Percent Allocated shall be documented in meeting minutes and will be used by Fujifilm to allocate payment responsibility and Drug Substance produced.

d.	Sponsor and its Commercial Partners will be responsible for all payments due under this Agreement in accordance with their Percent Allocated. For each payment due under Section 9, Fujifilm shall issue separate invoices to Sponsor and each of the Commercial Partners in amount commensurate with their Percent Allocated,

Example1: [***]

2.	The number of Batches to be manufactured under Binding Order shall be calculated by dividing the total number of grams forecasted by Sponsor and each of its Commercial Partners by an average expected Product yield per Batch, rounded up to a full Batch. Parties may agree to manufacture more Batches than calculated. The average expected Product yield used for such calculations shall be documented in the meeting minutes.

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3.	For clarity, payment obligations of Sponsor and its Commercial Partners are based on the number of Batches produced and not on the actual quantity of Product Manufactured. Sponsor and its Commercial Partners shall take possession of all Drug Substance Manufactured irrespectively if the quantity (in grams) meets or exceeds their [***] Forecast.

4.	Drug Substance from Batches manufactured under Binding Order shall be split between Sponsor and its Commercial Partners according to Percent Allocated, as outlined below:

a.	Product shall be allocated in increments of full containers (bottles).

b.	Unless otherwise instructed in writing by Sponsor prior to delivery as specified in Section 16, any partial containers, or containers that are left after allocation shall be delivered to Sponsor.

Example 2: [***]

5.	After completion of the Manufacturing Campaign for any given year and review of Product yield but before disposition of the last Batch from the Campaign, Sponsor and its Commercial Partners Parties may request that Drug Substance produced is split differently between Sponsor and is Commercial Partners. Sponsor shall be responsible for providing Fujifilm with detail guidance on such split. Change in how actually produced Drug Substance is split between Sponsor and Commercial Partners shall not change the Percent Allocated in relation to Parties’ payment obligations towards Fujifilm.

Example 3: [***]

6.	Sponsor or one of its Commercial Partners may request that Fujifilm manufactures additional Batches of Product, for their own use only, within the already scheduled and allocated Manufacturing Campaign. Such additional Batches are not subject to allocation of Product and payments based on Percent Allocated for other batches in the same Campaign. The ordering Party is solely responsible for payments for the additional Batches at the same Manufacturing Price as other Batches Manufactured in the same campaign under the Binding Order. Adding Batches to an already allocated Manufacturing Campaign will not change allocation of payments in relation to performance of the Agreement during the planned calendar year, including but not limited to payments for Batches manufactured under Binding Order, campaign fees, annual fees, and payments for Process Consumables Category C. Batches manufactured under the Binding Order, the Campaign Report Fee, Annual Program fees unless the ordering Party requires a separate report, which would be subject to an additional payment.

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Attachment 4: Sponsor’s Commercial Partners and Other Drug Substance Recipients

Table 5. Recipients of Drug Substance

	Company	Designated as Sponsor’s Commercial Partner	Party to Annual Meeting	Party to JSC	Independent Supply Agreement with Fujifilm	Who Supplies Drug Substance to the Company
1	[***]	[***]	YES	[***]	[***]	[***]
2	[***]	[***]	NO	[***]	[***]	[***]

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